UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 29, 2023
Date of Report (Date of earliest event reported)

SOLARWINDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38711	81-0753267
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7171 Southwest Parkway
Building 400
Austin, Texas 78735
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (512) 682-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SWI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2023, Rohini Kasturi notified SolarWinds Corporation (the “Company”) of his decision to resign as the Company’s Executive Vice President, Chief Product Officer, effective as of November 15, 2023. In connection with Mr. Kasturi’s resignation, Mr. Kasturi and the SolarWinds Worldwide, LLC, a wholly-owned subsidiary of the Company, entered into an independent contractor agreement on August 29, 2023 (the “Contractor Agreement”) pursuant to which Mr. Kasturi will provide consulting services to the Company effective from the time of his resignation through February 15, 2024, unless earlier terminated. Under the Contractor Agreement, (i) Mr. Kasturi will be paid $30,000 per month in respect of his consulting services, (ii) all outstanding restricted stock units and all outstanding performance stock units (“PSUs”) for which the performance criteria has already been achieved and only time-based vesting remains will remain outstanding and continue to vest in accordance with their terms for so long as Mr. Kasturi provides services under the Contractor Agreement and (iii) the PSUs granted to Mr. Kasturi in February 2023 for the performance period ending December 31, 2023 shall be forfeited as of November 15, 2023, and Mr. Kasturi will be eligible to receive a lump sum payment equal to the value of such PSU award if it had vested assuming achievement for fiscal 2023 at target and based on an assumed stock price of $10.75. Mr. Kasturi’s entitlement to the cash payment is subject to, among other items, his continued provision of services to the Company under the terms of the Contractor Agreement through February 15, 2024 and his execution and provision to the Company within the applicable timeframe set forth therein of an effective general release of claims in a form provided by the Company. The foregoing description of the Contractor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Contractor Agreement, effective as of November 15, 2023, between Rohini Kasturi and SolarWinds Worldwide, LLC.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARWINDS CORPORATION

Dated:	August 30, 2023	By:	/s/ Sudhakar Ramakrishna
Sudhakar Ramakrishna
President and Chief Executive Officer